SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007
MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PUBLIC STEERS® SERIES 1998 HLT-1 TRUST)
(Exact name of registrant as specified in its charter)

Delaware	001-13971	13-3891329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer identification No.)

World Financial Center, New York, New York (Address of principal executive offices)		10080 (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000
INFORMATION TO BE INCLUDED IN REPORT
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations
          Not applicable.
Section 2. Financial Information
          Not applicable.
Section 3. Securities and Trading Markets
          Not applicable.
Section 4. Matters Related to Accountants and Financial Statements
          Not applicable.
Section 5. Corporate Governance and Management
          Not applicable.
Section 6. Asset-Backed Securities
          Not applicable.
Section 7. Regulation FD
          Not applicable.
Section 8. Other Events
     Item 8.01 Other events
99.1	On April 16, 2007 we received proceeds from the underlying securities Hilton Hotel Corporation Preferred Securities. We received no prior notice for the entire issue call for redemption. On April 16, 2007 a distribution of the principal cash of 36,638,000 along with a premium of .3975 was distributed to the holders of the Public STEERS® Series 1998 HLT-1 trust Certificates. Accompanying this payment was the accrued interest due to holders of the Public STEERS® Series 1998 HLT-1 Trust Certificates on April 16, 2007.

For information with respect to the underlying securities held by Public STEERS® Series 1998 HLT-1 Trust, please refer to Hilton Hotels Corporation’s (Commission file number 001-03427) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.
Section 9. Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(c)	Exhibits.
99.1	Trustee’s report in respect of the April 17, 2007 distribution to holders of the Public STEERS® Trust Certificates Series 1998 HLT-1.
SIGNATURES
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.
Date: April 18, 2007	By:	/s/ Jason Liddell
Name: Jason Liddell
Title: Vice-President

EXHIBIT INDEX
99.1	Trustee’s report in respect of the April 16, 2007 distribution to holders of the Public STEERS® Trust Certificates Series 1998 HLT-1.